UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2019

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On October 31, 2018, LendingTree, LLC ("Buyer"), a wholly-owned subsidiary of LendingTree, Inc. (the "Company"), completed the acquisition (the "QuoteWizard Acquisition") of QuoteWizard.com, LLC, a Delaware limited liability company ("QuoteWizard").
In connection with the consummation of the QuoteWizard Acquisition, on January 11, 2019, the Company amended its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 31, 2018, to provide, among other things, QuoteWizard's (i) audited financial statements as of and for the years ended December 31, 2017 and 2016, and (ii) unaudited consolidated balance sheet as of June 30, 2018 and the unaudited consolidated statements of income, changes in members’ equity and cash flows for the six months ended June 30, 2018 and 2017.
This Current Report on Form 8-K is being filed by the Company solely to provide additional disclosures pursuant to Rule 3-05 and Article 11 of Regulation S-X.
Item 8.01.     Other Events.

The unaudited consolidated balance sheet of QuoteWizard as of September 30, 2018 and the unaudited consolidated statements of income, changes in members’ equity and cash flows for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.1 to this report and incorporated herein by reference.
Pro forma financial information is attached hereto as Exhibit 99.2 to this report and incorporated herein by reference.
Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Unaudited interim financial statements of QuoteWizard.
99.2	Unaudited pro forma condensed combined financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Unaudited interim financial statements of QuoteWizard.
99.2	Unaudited pro forma condensed combined financial statements.